PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio

Supplement dated February 12, 2021 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the Prudential Series Fund relating to the Conservative Balanced Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Portfolio's Prospectus or Statement of Additional Information.

John Moschberger, CFA, has announced his intention to retire in the 4th quarter of 2021. Effective immediately, Stacie Mintz, CFA, is added as a portfolio manager for the Portfolio. Edward F. Keon Jr. and Joel M. Kallman, CFA will continue to serve as portfolio managers for the Portfolio.

To reflect this change, the Portfolio's Summary Prospectus is hereby revised as follows:

I.The table in the section of the Summary Prospectus entitled "Management of the Portfolio" is hereby revised by adding the following information with respect to Stacie Mintz and the following footnote with respect to John Moschberger:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

		John W.	Managing
PGIM		Moschberger,	Director, Head of
Investments LLC	QMA LLC	CFA*	Equity Indexing	October 1990
Managing
Director, Co-
Head of the
Quantitative
		Stacie Mintz,	Equity team and
Portfolio
		CFA	Manager	February 2021

*Mr. Moschberger announced his intention to retire in the 4th quarter of 2021.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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